      As filed with the Securities and Exchange Commission on June 12, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    under the
                             Securities Act of 1933


                        STATE AUTO FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Ohio                                             31-1324304
(State or other jurisdiction of                       (IRS Employer Identifica-
 incorporation or organization)                              tion Number)

                              518 East Broad Street
                              Columbus, Ohio 43216
               (Address of Principal Executive Offices) (Zip Code)

                        State Auto Financial Corporation
                    1991 Employee Stock Purchase and Dividend
                                Reinvestment Plan
                            (Full title of the plan)

                     Robert L. Bailey, Chairman of the Board
                           and Chief Executive Officer
                              518 East Broad Street
                              Columbus, Ohio 43216
                     (Name and address of agent for service)

                                 (614) 464-5000
          (Telephone number, including area code, of agent for service)

                           CALCULATION OF REGISTRATION FEE
=========================================================================================
                                            Proposed          Proposed
                                            maximum           maximum
                           Amount           offering          aggregate        Amount of
Title of securities        to be            price per         offering       registration
to be registered       registered(1)        share(2)          price(2)           fee
- -----------------------------------------------------------------------------------------
Common Shares,
 without par value        400,000            $25.00         $10,000,000         $3,448.00
=========================================================================================

(1) The number of shares being registered represents additional shares authorized under the Registrant's 1991 Employee Stock Purchase and Dividend Reinvestment Plan and not previously registered. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also includes an indeterminable number of additional shares that may become issuable pursuant to antidilution adjustment provisions of such Plan.

(2) Estimated solely for the purposes of calculating the registration fee in accordance with Rules 457(h)(1) and 457(c) on the basis of the average of the high and low sale prices for the Registrant's Common Shares in the Nasdaq National Market system on June 7, 1996.

          STATE AUTO FINANCIAL CORPORATION 1991 EMPLOYEE STOCK PURCHASE
                         AND DIVIDEND REINVESTMENT PLAN

                             ----------------------


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


         The contents of the Registrant's Registration Statement on Form S-8 (Registration No. 33-41423) filed on June 27, 1991, are hereby incorporated by reference in this registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on June 11, 1996.

                                         STATE AUTO FINANCIAL CORPORATION


                                         By /s/ Robert L. Bailey
                                            --------------------
                                            Robert L. Bailey, Chairman of the
                                            Board, and Chief
                                            Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

         Name                                         Title                                Date
         ----                                         -----                                ----

/s/ Robert L. Bailey                        Chairman of the Board,                      June 11, 1996
- --------------------------                  Chief Executive
Robert L. Bailey                            Officer and Director
                                            (principal executive officer)


/s/ Urlin G. Harris, Jr.                    Chief Financial Officer,                    June 11, 1996
- --------------------------                  Executive Vice President,
Urlin G. Harris, Jr.                        Treasurer and Director
                                            (principal financial officer
                                            and principal accounting
                                            officer)


John R. Lowther*                            Secretary and Director                      June 11, 1996
- --------------------------
John R. Lowther

David L. Bickelhaupt*                       Director                                    June 11, 1996
- --------------------------
David L. Bickelhaupt

David J. D'Antoni*                          Director                                    June 11, 1996
- --------------------------
David J. D'Antoni

Paul W. Huesman*                            Director                                    June 11, 1996
- --------------------------
Paul W. Huesman

William J. Lhota*                           Director                                    June 11, 1996
- --------------------------
William J. Lhota

George R. Manser*                           Director                                    June 11, 1996
- --------------------------
George R. Manser

Robert J. Murchake*                         Director                                    June 11, 1996
- --------------------------
Robert J. Murchake


*The undersigned hereby executes this registration statement on behalf of each of the indicated directors of the Registrant pursuant to powers of attorney executed by such directors and filed as an exhibit to this registration statement.

                                                      /s/ Urlin G. Harris, Jr.
                                                      ------------------------
                                                          Urlin G. Harris, Jr.

                                                            EXHIBIT INDEX

                                                     If Incorporated by reference,
Exhibit                                              document with which Exhibit
Number            Exhibits                           was previously filed
- ------            --------                           -----------------------------
4(a)              The Registrant's                   Incorporated herein by reference
                  Amended and Restated               to Exhibit 3(a) of the Regist-
                  Articles of                        rant's Registration Statement on Form S-1
                  Incorporation.                     (File No. 33-40643) filed on May 17, 1991.

4(b)              Amendment to the                   Incorporated herein by reference to Exhibit
                  Registrant's Amended               4(b) of the Registrant's Registration
                  and Restated Articles              Statement on Form S-8 (File No. 33-89400)
                  of Incorporation.                  filed on February 10, 1995.

 (c)              The Registrant's                   Incorporated herein by reference to Exhibit 3(b)
                  Amended and Restated               of the Registrant's Registration Statement on
                  Code of Regulations.               Form S-1 (File No. 33-40643) filed on May 17, 1991.

 (d)              State Auto Financial               Incorporated herein by reference to
                  Corporation 1991                   Exhibit 4(c) of the Registrant's
                  Employee Stock Purchase            Registration Statement on Form S-8
                  and Dividend Reinvest-             (File No. 33-41423) filed on June 27, 1991.
                  ment Plan.

 (e)              Amendment No. 1 to                 Contained herein.
                  State Auto Financial
                  Corporation 1991
                  Employee Stock Purchase
                  and Dividend Reinvest-
                  ment Plan.

5                 Opinion of Baker &                 Contained herein.
                  Hostetler.

23 (a)            Consent of Baker &                 Contained in Exhibit 5.
                  Hostetler.

   (b)            Consent of KPMG Peat               Contained herein.
                  Marwick LLP.

   (c)            Consent of Ernst and               Contained herein.
                  Young LLP.

24 (a)            Powers of Attorney for             Incorporated herein by reference to
                  Paul W. Huesman,                   Exhibit 25 of the Registrant's Registration
                  William J. Lhota, John             Statement on Form S-8 (File No. 33-89400)
                  R. Lowther, and George             filed on February 10, 1995.
                  R. Manser

24 (b)            Powers of Attorney for             Contained herein.
                  David L. Bickelhaupt,
                  David J. D'Antoni, and
                  Robert J. Murchake

28                Information from                   Incorporated herein by reference to Exhibit 29
                  Reports with                       of the Registrant's Annual Report on Form 10-K
                  Regulators.                        for the year ended December 31, 1995.